UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2018

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-10764
ENTERGY ARKANSAS, LLC,
a Texas limited liability company,
as successor to Entergy Utility Property, Inc. (formerly known as Entergy Arkansas, Inc.)
425 West Capitol Avenue
Little Rock, Arkansas 72201
Telephone (501) 377-4000
83-1918668

Former name and address:
ENTERGY UTILITY PROPERTY, INC. (formerly known as Entergy Arkansas, Inc.), a Texas corporation,
425 West Capitol Avenue
Little Rock, Arkansas 72201
Telephone (501) 377-4000
71-0005900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Introductory Note

On November 30, 2018, Entergy Arkansas, Inc. (EAI) undertook a restructuring which resulted in the transfer of substantially all of the assets and operations of EAI to a new entity, which is now owned by an existing Entergy subsidiary holding company (Internal Restructuring).

In order to effect the Internal Restructuring, under the Texas Business Organizations Code (TXBOC), EAI allocated substantially all of its assets to a new subsidiary, Entergy Arkansas Power, LLC, a Texas limited liability company (EAL), and EAL assumed substantially all of the liabilities of EAI, in a transaction regarded as a merger under the TXBOC. EAI remained in existence. Thereafter, effective as of December 1, 2018, EAI changed its name from “Entergy Arkansas, Inc.” to “Entergy Utility Property, Inc.” and EAL changed its name from “Entergy Arkansas Power, LLC” to “Entergy Arkansas, LLC.”

With the completion of the Internal Restructuring, EAL holds substantially all of the assets, and has assumed substantially all of the liabilities, of EAI.

This Current Report on Form 8-K is being filed for the purpose of establishing EAL as the successor issuer to EAI pursuant to Rules 12g-3(a) and 15d-5(a) under the Securities Exchange Act of 1934, as amended (Exchange Act), and to disclose events required to be disclosed on Form 8-K with respect to EAI and EAL relating to the Internal Restructuring. Pursuant to Rule 12g-3(a) under the Exchange Act, the series of outstanding debt securities that EAI had registered under Section 12(b) of the Exchange Act and listed on the New York Stock Exchange (NYSE) are deemed registered by EAL under Section 12(b) of the Exchange Act and EAL is subject to the reporting and other applicable requirements of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 8.01 is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information included in Item 8.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information included in Item 8.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors and executive officers of EAL are the same persons, and hold the same positions, as had been the case at EAI and are listed below:

Directors

Laura R. Landreaux
Paul D. Hinnenkamp
Andrew S. Marsh
Roderick K. West

Officers

A. Christopher Bakken, III
Marcus V. Brown
Leo P. Denault
Paul D. Hinnenkamp
Laura R. Landreaux
Andrew S. Marsh
Alyson M. Mount
Donald W. Vinci
Roderick K. West

Ms. Landreaux was appointed President and Chief Executive Officer of EAI on July 1, 2018, having previously served as Vice President of Regulatory Affairs and finance director of EAI. Information concerning each other such director and officer is included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 of EAI.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2018, EAI amended and restated its Certificate of Formation and Bylaws to change its name to “Entergy Utility Property, Inc.” Such amendments and restatements are included in this filing as Exhibits 3.1 and 3.2, respectively.

EAL is governed by the Certificate of Formation and Company Agreement of Entergy Arkansas Power, LLC, each dated as of September 13, 2018, as amended and restated December 1, 2018 to change its name from “Entergy Arkansas Power, LLC” to “Entergy Arkansas, LLC”. Copies of each of the Amended and Restated Certificate of Formation and the Amended and Restated Company Agreement of EAL reflecting the December 1, 2018 amendments and restatements thereto are included in this filing as Exhibits 3.3 and 3.4, respectively.

Item 8.01. Other Events.

In November 2018, in contemplation of the Internal Restructuring, EAI redeemed its outstanding preferred stock and converted from an Arkansas corporation to a Texas corporation.

On November 30, 2018, the Internal Restructuring was completed.

In order to effectuate the Internal Restructuring, under the TXBOC, EAI allocated substantially all of its assets to a new subsidiary, EAL, a Texas limited liability company, and EAL assumed substantially all of the liabilities of EAI, in a transaction regarded as a merger under the TXBOC. EAI remained in existence after completion of the merger and contributed the membership interests in EAL to an affiliate, Entergy Utility Holding Company, LLC, all of the common membership interests of which are owned directly or indirectly by Entergy Corporation. Thereafter, on December 1, 2018, EAI changed its name from “Entergy Arkansas, Inc.” to “Entergy Utility Property, Inc.” and EAL changed its name from “Entergy Arkansas Power, LLC” to “Entergy Arkansas, LLC.”

With the completion of the Internal Restructuring, EAL holds substantially all of the assets, and has assumed substantially all of the liabilities, of EAI, including the obligations of EAI with respect to the Mortgage and Deed of Trust, dated as of October 1, 1944, as amended and supplemented, and the outstanding First Mortgage Bonds issued thereunder.

The Plan of Merger of Entergy Arkansas, Inc. and Entergy Arkansas Power, LLC is included in this filing as Exhibit 2.1.

All of the exhibits filed by EAI with the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the interim periods during the fiscal year ended December 31, 2018, which reports were filed on a combined basis by EAI along with the annual and quarterly reports of its parent, Entergy Corporation, and the annual and quarterly reports of various affiliated entities and which include the indentures and material contracts filed as exhibit numbers 4 (Instruments Defining the Rights of Security Holders, Including Indentures) and 10 (Material Contracts), which relate to obligations that EAL has assumed in the Internal Restructuring, are considered to be exhibits applicable to EAL as successor to EAI, except to the extent such exhibits are superseded.

On December 3, 2018, EAI notified the NYSE of the completion of the Internal Restructuring. As a result of the succession of EAL to the obligations, including all securities, of EAI, the NYSE has informed EAI that it will file with the Securities and Exchange Commission (SEC) a notification on Form 25 to remove the three series of EAI debt securities (First Mortgage Bonds, 4.90% Series due December 2052, First Mortgage Bonds, 4.75% Series due June 2063 and First Mortgage Bonds, 4.875% Series due September 2066) that had been listed on the NYSE from listing by EAI on the NYSE and from registration under Section 12(b) of the Exchange Act. As a result of Exchange Act Rule 12g-3(a), such debt securities are now considered to be listed on the NYSE by EAL as successor to EAI and to be registered with the SEC under Section 12(b) of the Exchange Act.

In addition, EAI intends to file with the SEC a certification and notice of termination on Form 15 requesting that its reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to its outstanding debt securities be suspended and terminated. EAL is subject to the reporting and other applicable requirements of the Exchange Act as successor to EAI.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

Exhibit Index

Exhibit No.	Description of Exhibit
2.1	Plan of Merger of Entergy Arkansas, Inc. and Entergy Arkansas Power, LLC
3.1	Amended and Restated Certificate of Formation of Entergy Arkansas, Inc. to change the company name to Entergy Utility Property, Inc.
3.2	Amended and Restated Bylaws of Entergy Utility Property, Inc. formerly known as Entergy Arkansas, Inc.
3.3	Amended and Restated Certificate of Formation of Entergy Arkansas, LLC
3.4	Amended and Restated Company Agreement of Entergy Arkansas, LLC
4.1
Eighty-first Supplemental Indenture of Entergy Arkansas Power, LLC under the Mortgage and Deed of Trust, dated as of October 1, 1944, as amended, of Entergy Arkansas, Inc. to Deutsche Bank Trust Company Americas, as trustee, and (as to property, real or person, situated or being in Missouri) The Bank of New York Mellon Trust Company, National Association, as co-trustee

4.2
Borrower Assumption Agreement, dated as of November 30, 2018, of Entergy Arkansas Power, LLC under the Second Amended and Restated Credit Agreement, dated as of September 14, 2018, among Entergy Arkansas, Inc., as the Borrower, the banks and other financial institutions party thereto as Lenders, Citibank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as LC Issuing Bank, and the other LC Issuing Banks from time to time parties thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

Entergy Arkansas, LLC
Entergy Utility Property, Inc.

Date: December 3, 2018	By:	/s/ Marcus V. Brown
Name: Marcus V. Brown Title: Executive Vice President and General Counsel